                                                                    EXHIBIT 10.1

                        RECEIVABLES PURCHASE AGREEMENT


                           Dated as of June 23, 2000

                                    between

                            DIXIE FUNDING II, INC.
                                 as Purchaser,



                                      and


                             THE DIXIE GROUP, INC.
                                 as Originator

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
                             ARTICLE I DEFINITIONS

SECTION 1.1.  Certain Defined Terms                                          1
SECTION 1.2.  Accounting and UCC Terms                                       3

                 ARTICLE II AMOUNTS AND TERMS OF THE PURCHASES

SECTION 2.1.  Purchase and Contribution of Receivables                       3
SECTION 2.2.  Purchase Price                                                 4
SECTION 2.3.  Payment of Purchase Price                                      4
SECTION 2.4.  Deemed Collections                                             5
SECTION 2.5.  Adjustments                                                    5
SECTION 2.6.  Finance Charges                                                6
SECTION 2.7.  Allocations of Collections                                     6

                     ARTICLE III CONDITIONS TO PURCHASES

SECTION 3.1.  Conditions Precedent to Purchaser's Initial Purchase           6
SECTION 3.2.  Conditions Precedent to All Purchases                          7
SECTION 3.3.  Conditions Precedent to Originator's Initial Sale              8

                   ARTICLE IV REPRESENTATIONS AND WARRANTIES

SECTION 4.1.  Representations and Warranties of the Parties                  8
SECTION 4.2.  Additional Representations of the Originator                   9

                          ARTICLE V GENERAL COVENANTS

SECTION 5.1.  Affirmative Covenants of the Originator                       11
SECTION 5.2.  Negative Covenants of the Originator                          15

       ARTICLE VI ADMINISTRATION AND COLLECTION OF PURCHASED RECEIVABLES

SECTION 6.1.  Collection Procedures                                         16
SECTION 6.2.  Purchase Information                                          17
SECTION 6.3.  Compliance Statements                                         17
SECTION 6.4.  Allocations and Applications of Collections                   17
SECTION 6.5.  Termination                                                   17
SECTION 6.6.  Responsibilities of the Originator                            18

                    ARTICLE VII PURCHASE TERMINATION EVENTS

SECTION 7.1.  Purchase Termination Events                                   18
SECTION 7.2.  Remedies.                                                     19

                         ARTICLE VIII INDEMNIFICATION

SECTION 8.1.  Indemnities by the Originator                                 20




                        ARTICLE IX THE ORIGINATOR NOTE

SECTION 9.1.   Originator Note                                                      21
SECTION 9.2.   Restrictions on Transfer of Originator Note                          22

                            ARTICLE X MISCELLANEOUS

SECTION 10.1.  Amendments, Etc.                                                     22
SECTION 10.2.  Notices, Etc.                                                        23
SECTION 10.3.  No Waiver; Remedies                                                  23
SECTION 10.4.  Binding Effect; Governing Law                                        23
SECTION 10.5.  Costs, Expenses and Taxes                                            23
SECTION 10.6.  No Bankruptcy Petition                                               23
SECTION 10.7.  Acknowledgment of Assignments                                        24
SECTION 10.8.  Waiver of Setoff                                                     24
SECTION 10.9.  Severability                                                         24
SECTION 10.10. Counterparts                                                         24
SECTION 10.11. Grant of License to Use Trademarks                                   24
SECTION 10.12. Jurisdiction; Consent to Service of Process                          25
SECTION 10.13. Third Party Beneficiaries                                            25
SECTION 10.14. Confirmation of Intent                                               25
SECTION 10.15. Confidentiality of Agreement                                         25
SECTION 10.16. Section and Paragraph Headings                                       25

EXHIBIT A      Form of Originator Note                                             A-1
EXHIBIT B      Form of Purchase Report

SCHEDULE I     Offices Where Books, Records, Etc. Evidencing Receivables Are Kept
SCHEDULE II    List of Trade Names
SCHEDULE III   Authorized Officers of Originator
SCHEDULE 10.2  Notice Addresses

                         RECEIVABLES PURCHASE AGREEMENT


RECEIVABLES PURCHASE AGREEMENT, dated as of June 23, 2000, by and between THE DIXIE GROUP, INC., a Tennessee corporation ("Dixie" or the "Originator"), as
                                             -----          ----------
Originator, and DIXIE FUNDING II, INC., a Tennessee corporation (the "Purchaser"), as Purchaser.
 ---------


                             W I T N E S S E T H:
                             -------------------

WHEREAS, the Originator intends to sell Receivables to the Purchaser on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, to obtain the necessary funds to purchase such Receivables, the Purchaser, the Servicer, Three Pillars Funding Corporation and SunTrust Equitable Securities Corporation, as Administrator, have entered into the Loan Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.1. Certain Defined Terms. Capitalized terms used in this Agreement but
             ---------------------
not defined herein shall have the meanings assigned to such terms in the Loan Agreement. This Agreement is the Receivables Purchase Agreement referred to in the Loan Agreement. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Additional Receivable" shall mean any Receivable which shall be
           ---------------------
          purchased by, or contributed to, the Purchaser on any Purchase Date other than the Closing Date.

          "Authorized Officers" shall mean those officers of the Originator
           -------------------
          designated in Schedule III hereto (or in such other Schedule as may be
                        ------------
          delivered to the parties hereto from time to time) as duly authorized to execute and deliver this Agreement and any instruments or documents in connection herewith on behalf of the Originator and to take, from time to time, all other actions on behalf of the Originator in connection herewith.

          "Available Funds" has the meaning assigned to that term in Section
           ---------------                                           -------
          2.3(b).
          ------

          "Business Day" shall mean a day on which each of the Originator and
           ------------
          Purchaser is open at its respective address specified in this Agreement for the purpose of conducting its business, except that, in respect of such performance or rights under this Agreement as involve the Administrator, such term shall have the meaning assigned to it by the Loan Agreement.

          "Contributed Receivables" has the meaning assigned to that term in
           -----------------------
          Section 2.1(c).
          --------------

          "Cost Discount" means, as of any Month End Date, the product of (i)
           -------------
           the Days Sales Outstanding Ratio for the Due Period ending on such Month End Date, times (ii) the Cost Rate for such Month End Date.
                           -----

          "Cost Rate" for any Month End Date means an amount equal to (A) the
           ---------
          percentage rate equal to the sum of (i) the LIBOR Rate for the Due Period ending on such Month End Date, plus (ii) 4.50% divided by (B)
                                                                -------
          360.

          "Fair Market Value Discount" means, with respect to any Receivable,
           --------------------------
          (i) the Unpaid Balance of such Receivable, times (ii) the sum of the
                                                     -----
          most recently calculated Loss Discount, plus the most recently calculated Cost Discount.

          "Incipient Purchase Termination Event" shall mean any condition, act
           ------------------------------------
          or event specified in Section 7.1 that, with the giving of notice or
                                -----------
          the lapse of time, or both, would become a Purchase Termination Event.

          "Ineligible Receivable" has the meaning assigned to that term in
           ---------------------
          Section 2.4(a).
          --------------

          "Initial Contributed Receivables" has the meaning assigned to that
           -------------------------------
          term in Section 2.1(b).
                  --------------

          "Loan Agreement" shall mean the Loan Agreement, dated as of June 23,
           --------------
          2000, among the Purchaser, as borrower, Dixie, as servicer, Three Pillars Funding Corporation, as lender, and SunTrust Equitable Securities Corporation, as administrator, as amended, supplemented or otherwise modified from time to time.

          "Loss Discount" as of any Month End Date means the ratio, expressed as
           -------------
          a percentage, of (i) the losses recognized for all Receivables during the period equal to twelve Fiscal Months ending on such Month End Date divided by (ii) the Collections on all Receivables received during
          ----------
          such period.

          "Purchase Date" means each Business Day occurring prior to the
           -------------
          Purchase Termination Date.

          "Purchase Price" has the meaning assigned to that term in Section
           --------------                                           -------
          2.2(a).
          ------

          "Purchase Report" means a report in the form of Exhibit B.
           ---------------                                ---------

          "Purchase Termination Date" shall mean the date on which the
           -------------------------
          Purchaser's obligation to purchase Receivables shall terminate pursuant to Section 7.1.
                      -----------

          "Purchase Termination Event" has the meaning assigned to that term in
           --------------------------
          Section 7.1.
          -----------

          "Purchased Asset" has the meaning assigned to that term in Section
           ---------------                                           -------
          2.1(a).
          ------


SECTION 1.2.  Accounting and UCC Terms.  All accounting terms not specifically
              ------------------------
defined herein shall be construed in accordance with GAAP; and all terms used in
Article 9 of the UCC that are used but not specifically defined herein are used herein as defined therein.


                                  ARTICLE II
                      AMOUNTS AND TERMS OF THE PURCHASES

SECTION 2.1.  Purchase and Contribution of Receivables.
              ----------------------------------------

(a) The Originator hereby sells, assigns, transfers and conveys to the
Purchaser on each Purchase Date, on the terms and subject to the conditions specifically set forth herein, all of its respective right, title and interest, in, to and under (i) all Receivables (other than Contributed Receivables), now existing or arising hereafter and prior to the Purchase Termination Date, and all payment and enforcement rights (but not any obligations) to, in and under the related Contracts, (ii) all Collections and other monies due or to become due with respect to the foregoing, (iii) all Related Security for the Receivables, (iv) all of the Originator's rights and claims under the First Tier Purchase Agreement, (v) all lockboxes and accounts to which Collections are sent, and all funds and investments from time to time therein, (v) all books and records related to the foregoing and (vi) all proceeds of the foregoing, including, without limitation, insurance proceeds relating thereto (collectively, the "Purchased Assets").
                    ----------------

(b) In consideration of the capital stock of the Purchaser issued to Dixie, the Originator agrees to contribute, and does hereby contribute to the Purchaser, and the Purchaser hereby accepts from the Originator, all of the Originator's right, title and interest in and to (i) Receivables, and all of the rights described in clauses (ii) through (vi) of Section 2.1(a) related thereto,
             ------------          --     -------------
starting with the oldest such Receivable such that the aggregate Unpaid Balance of all such Receivables shall be as close as possible to, but not less than, $2,000,000 (the "Initial Contributed Receivables") and (ii) all other
                 -------------------------------
Contributed Receivables.

(c) On each Purchase Date, all of Originator's right, title and interest in and to the newly created Receivables (other than Receivables indicated on a Purchase Report as having been contributed by the Originator to the Purchaser (such Receivables, together with the Initial Contributed Receivables, the "Contributed
                                                                     -----------
Receivables")) and the other Purchased Assets shall be sold, assigned,
-----------
transferred and conveyed to the Purchaser by the sale, assignment, transfer and conveyance set forth in paragraph (a) above without any further action by the
                        ------------
Originator or the Purchaser; all Contributed Receivables (other than the Initial Contributed Receivables) shall be contributed to the Purchaser on the date they are created without further action by the Originator or the Purchaser.

(d) The parties to this Agreement intend that the transactions contemplated hereby shall be, and shall be treated as, a purchase by the Purchaser and a sale by the Originator of the Purchased Assets (or, in the case of Contributed Receivables, as a contribution by the Originator to the Purchaser) and not as a lending transaction. All sales and contributions of Receivables by the Originator hereunder shall be without recourse to, or representation or warranty of any kind (express or implied) by, the Originator, except as otherwise specifically provided herein. The foregoing sale, assignment, transfer and conveyance does not constitute and is not intended to result in a creation or assumption by the Purchaser of any obligation of the Originator or any other Person in connection with the Purchased Assets, including, without limitation any obligation to any Obligor.

SECTION 2.2.  Purchase Price.  The amount payable by the Purchaser (the
              --------------
"Purchase Price") for the newly created Receivables sold on any Purchase Date to
 --------------
the Purchaser under this Agreement shall equal the aggregate Unpaid Balance of such Receivables less the Fair Market Value Discount for such Receivables.

SECTION 2.3.  Payment of Purchase Price.
              -------------------------

(a) On the Closing Date, the Purchaser shall pay the Purchase Price for the purchase to be made from the Originator with respect to the Receivables existing on or prior to the Closing Date (other than the Initial Contributed Receivables)
(i) in cash in an amount equal to the amount received by the Purchaser from the Lender in connection with the first Loan made pursuant to the Loan Agreement and
(ii) by the issuance of an Originator Note in the initial principal amount equal to the remainder of the Purchase Price owing after subtracting the amount paid in cash.

     (b) On each Purchase Date falling after the Closing Date until the Purchase Termination Date, on the terms and subject to the conditions of this Agreement, the Purchaser shall pay to the Originator the Purchase Price for the Receivables and other Purchased Assets purchased from the Originator on such Purchase Date as follows:

          (i)  First, by paying to the Originator a portion of the Purchase
               -----
          Price due by depositing into such account as the Originator shall specify immediately available funds from monies held by or on behalf of the Purchaser solely to the extent that such monies do not constitute Collections that are required to be segregated and held by the Servicer or distributed to the Administrator or the Lender pursuant to the Loan Agreement on the next Distribution Date or required to be paid to the Servicer as the Servicer's Fee on the next Distribution Date, or otherwise necessary to pay current expenses of the Purchaser (in its reasonable discretion) (such available monies, the "Available Funds"), subject to the terms of the Loan Agreement.
               ---------------
          Any Collections that have been paid to, or retained by, the Originator during any Due Period shall be credited towards the Purchaser's obligation pursuant to this clause first; provided, however, that, if
                                      ------ -----  --------  -------
          Collections paid to, or retained by, the Originator exceed the Purchase Price for Receivables and the other Purchased Assets purchased from the Originator for such Due Period, or, absent a cash payment, the Purchaser shall not have sufficient cash to meet its payment obligations pursuant to the Loan Agreement, the Originator shall turn over such excess to the Purchaser; and

          (ii)  Second, to the extent any portion of the Purchase Price remains
                ------
          unpaid, the principal amount outstanding under the Originator Note issued to the Originator automatically shall be increased in an amount equal to such remaining Purchase Price.

To the extent that (x) the amount due pursuant to Section 2.2 with respect to
                                                  -----------
all Receivables created or originated by the Originator that arose during the corresponding Due Period is exceeded by (y) the amount paid to the Originator during such Due Period pursuant to the foregoing sentences for such Receivables, and such excess is not turned over to the Purchaser pursuant to clause first above, such excess shall
                                         ------------
be treated as a reduction in the principal amount of the Originator Note, effective as of the last day of the related Due Period; provided, however, that
                                                        --------  -------
if at any time the unpaid principal amount of the Originator Note has been reduced to zero, the Originator shall pay the Purchaser the remainder owed with respect thereto in immediately available funds.

(c) All payments hereunder shall be made not later than 3:00 p.m. (New York time) on the date specified therefor in lawful money of the United States of America in same day funds (i) if to the Originator, to the bank account designated in writing by the Originator to the Purchaser and (ii) if to the Purchaser, to the Collection Account. Whenever any payment to be made hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(d) Except as expressly set forth herein, the Originator shall not have any right under this Agreement, by implication or otherwise, to repurchase from the Purchaser any Purchased Asset or to rescind or otherwise retroactively affect any purchase of any Purchased Asset after the Purchase Date relating thereto.

SECTION 2.4.  Deemed Collections.
              ------------------

If any of the representations or warranties of the Originator contained in subsection (a) or (b) of Section 4.2 was not true with respect to any Receivable
---------------   ---    -----------
as of  the applicable Purchase Date (any such Receivable, an "Ineligible
                                                              ----------
Receivable"), the Originator shall pay to the Purchaser a deemed Collection
----------
equal to the Unpaid Balance of such Ineligible Receivable on the next Purchase Date or, if the Purchase Termination Date has occurred, on the next Business Day. Prior to the Purchase Termination Date, but subject to the next sentence, such deemed Collection shall be paid (i) by reducing the Purchase Price payable by the Purchaser to the Originator on the applicable Purchase Date pursuant to
Section 2.2 hereof, and (ii) to the extent such deemed Collection exceeds the
-----------
Purchase Price payable on such Purchase Date, by reducing the amount of the Originator Note on such Purchase Date (or, once the amount of the Originator Note has been reduced to zero, by making a cash payment to an account designated by the Purchaser). On or subsequent to the Purchase Termination Date or if such amount is necessary to enable the Purchaser to make any payment required to be made on such date under the Loan Agreement, such deemed Collection shall be paid by wire transfer of cash to the Collection Account.

SECTION 2.5.  Adjustments.  The Originator may make an adjustment in the
              -----------
principal amount or finance or other charges accrued or payable with respect to a Receivables, provided that such adjustment is made in accordance with the
               --------
Collection Policy and the Loan Agreement. The aggregate amount of all such adjustments made by the Originator subsequent to each Purchase Date shall be due and payable to the Purchaser on the next Purchase Date following the date of processing in respect thereof or, if the Purchase Termination Date has occurred, on the next Business Day following such date of processing. The amounts due to the Purchaser pursuant to the preceding sentence shall be paid on the due date therefor (i) by reducing the Purchase Price, if any, payable by the Purchaser on such date, and (ii) to the extent the amount due exceeds the

Purchase Price payable on such date, or if a payment of cash is necessary so that the Purchaser can make the payments due on the next Distribution Date pursuant to the Loan Agreement, by wire transfer of cash to the Collection Account.

SECTION 2.6.  Finance Charges.  Finance charges, late charge revenue, other fees
              ---------------
and charges and other similar items, whenever created (whether prior to or after the occurrence of a Purchase Termination Event) and whenever received (prior to or after the occurrence of a Purchase Termination Event), accrued in respect of Receivables shall be the property of the Purchaser and all Collections with respect thereto shall be allocated and treated as Collections in respect of Receivables.

SECTION 2.7.  Allocations of Collections.  For purposes of determining the
              --------------------------
Unpaid Balances of Receivables at any time, the Purchaser and the Originator agree that the Originator shall apply all Collections on a Receivable by Receivable basis.


                                  ARTICLE III
                            CONDITIONS TO PURCHASES

SECTION 3.1.  Conditions Precedent to Purchaser's Initial Purchase.  The
              ----------------------------------------------------
obligation of the Purchaser to purchase Receivables hereunder on the occasion of the Closing Date is subject to the conditions precedent (any one or more of which can be waived by the Purchaser) that (a) the Loan Agreement and the other Transaction Documents shall be in full force and effect and all conditions to the initial advance under the Loan Agreement shall have been satisfied or waived, (b) the Purchaser shall have received on or before the Closing Date the following, each (unless otherwise indicated) dated the day of such sale and in form and substance satisfactory to the Purchaser and (c) the conditions set forth in clauses (iii), (iv) and (v) shall have been satisfied:
         -------------  ----     ---

          (i) a copy of duly adopted resolutions of the Board of Directors of the Originator authorizing or ratifying the execution, delivery and performance, respectively, of the Transaction Documents to which it is a party, certified by the Secretary or Assistant Secretary of the Originator;

          (ii) a duly executed certificate of the Secretary or an Assistant Secretary of the Originator certifying the names and true signatures of the Authorized Officers authorized on behalf of the Originator to sign the Transaction Documents to which it is a party;

          (iii) the Administrator shall be satisfied with the Originator's systems, computer programs, related materials, computer tapes, disks and cassettes, procedures and record keeping relating to and required for the collection of Receivables by the Purchaser, and the Administrator shall be reasonably satisfied that the procedures of the Originator for the preparation, storage and retrieval of such materials are sufficient to permit the administration and collection of the Receivables by a servicer without the participation of the Originator or the Purchaser;

          (iv) the Originator shall have filed and recorded, at its own expense, UCC-1 financing statements with respect to the Purchased Assets in such manner and in such jurisdictions as are necessary or desirable to perfect the Purchaser's ownership interest thereof under the UCC and delivered a file-stamped copy of such UCC-1 financing statements or other evidence of such filings to the Purchaser and the Administrator on or prior to the date hereof; and all other action necessary or desirable, in the opinion of the Purchaser or the Administrator, to establish the Purchaser's ownership of the Purchased Assets shall have been duly taken;

          (v) the Purchaser and the Administrator shall have received photocopies of reports of UCC searches in the central filing office of the Originator and any necessary local offices of the Originator with respect to the Purchased Assets reflecting the absence of Liens thereon, except the Liens created hereunder, pursuant to the Loan Agreement in favor of the Administrator and except for Liens as to which the Purchaser has received executed UCC termination statements; and

          (vi) the Purchaser and the Administrator shall have received such other documents, certificates and opinions as the Purchaser or the Administrator may request.

SECTION 3.2.  Conditions Precedent to All Purchases.  The obligation of the
              -------------------------------------
Purchaser to pay for each Receivable on each Purchase Date (including the Closing Date) shall be subject to the further conditions precedent (any one of which can be waived by the Purchaser) that on such Purchase Date:

(a) the following statements shall be true (and the acceptance by the Originator of the Purchase Price for any Receivables on any Purchase Date shall constitute a representation and warranty by the Originator that on such Purchase Date such statements are true):

          (i) the representations and warranties of the Originator contained in Sections 4.1 and 4.2 shall be correct on and as of such Purchase Date
          ------------     ---
          as though made on and as of such date; and

          (ii)no Purchase Termination Event or Incipient Purchase Termination Event shall have occurred and be continuing;

(b) the Originator shall have clearly and unambiguously marked its accounting records evidencing the Receivables being purchased hereunder on such Purchase Date with a legend stating that such Receivables have been sold to the Purchaser in accordance with this Agreement;

(c) no material change shall have occurred after the Closing Date with respect to the Originator's systems, computer programs, related materials, computer tapes, disks and cassettes, procedures and record keeping relating to and required for the collection of the Receivables by the Originator which makes them not sufficient and satisfactory in order to permit the purchase, administration and collection of the Receivables by the Purchaser in accordance with the terms and intent of this Agreement; and

(d) the Purchaser shall have received such other approvals, opinions or documents as the Purchaser may reasonably request.

SECTION 3.3.  Conditions Precedent to Originator's Initial Sale.  The obligation
              -------------------------------------------------
of the Originator to make its initial sale is subject to the conditions precedent that the Originator shall have received on or before the date of such sale the following, each (unless otherwise indicated) dated the day of such sale and in form and substance satisfactory to such Originator:

(a) a copy of duly adopted resolutions of the Board of Directors of the Purchaser authorizing this Agreement, the documents to be delivered by the Purchaser hereunder and the transactions contemplated hereby, certified by the Secretary or Assistant Secretary of the Purchaser; and

(b) a duly executed certificate of the Secretary or Assistant Secretary of the Purchaser certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other documents to be delivered by it hereunder.


                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES

SECTION 4.1.  Representations and Warranties of the Parties.  The Purchaser and
              ---------------------------------------------
the Originator each represents and warrants as to itself as follows:

(a) Each of the Originator and the Purchaser has been duly organized and is validly existing and in good standing under the laws of the state of its organization, with full corporate power and authority to own its properties and to conduct its business as presently conducted. Each of the Originator and the Purchaser is duly qualified to do business and is in good standing as a foreign entity (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in the jurisdiction where its principal place of business and chief executive office are located and in each other jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on the conduct of the Originator's or the Purchaser's business or on the ability of the Originator or the Purchaser, as the case may be, to perform its obligations under this Agreement.

(b) The sale and contribution of Receivables and the other Purchased Assets pursuant to this Agreement, the performance of its obligations under this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all requisite corporate action and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to this Agreement or the other Transaction Documents) upon any of its property or assets, pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, nor will such action result in any violation of the provisions of its organizational documents or of any statute or any order, rule or regulation of any federal or state court or governmental agency or body having jurisdiction over it or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or any such regulatory authority or other such governmental agency or body is required to be obtained by or with respect to the Originator or the Purchaser for the sale or contribution of Receivables and the other Purchased Assets or the consummation of the transactions contemplated by this Agreement.

(c) This Agreement has been duly executed and delivered by the Originator and the Purchaser and constitutes a valid and legally binding obligation of the Originator and the Purchaser, respectively, enforceable against the Originator and the Purchaser, respectively, in accordance with its terms, except that the enforceability thereof may be subject to (a) the effects of any applicable bankruptcy, insolvency, reorganization, receivership, conservatorship or other laws, regulations and administrative orders affecting the rights of creditors generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(d) There is no pending or, to its knowledge after due inquiry, threatened action or proceeding affecting it or any of its Subsidiaries before any court, governmental agency or arbitrator, that may reasonably be expected to materially and adversely affect its condition (financial or otherwise), operations, properties or prospects, or its ability to perform its obligations under this Agreement, or that purports to affect the legality, validity or enforceability of this Agreement. None of the transactions contemplated hereby is or is threatened to be restrained or enjoined (temporarily, preliminarily or permanently).

SECTION 4.2.  Additional Representations of the Originator.  The Originator
              --------------------------------------------
additionally represents and warrants as follows:

(a) Eligible Receivable.  Unless otherwise specified in the applicable Purchase
    -------------------
Report, all Receivables sold, contributed and assigned to the Purchaser hereunder on the Closing Date are Eligible Receivables as of the Closing Date and all Receivables sold and assigned to the Purchaser hereunder on any Purchase Date subsequent to the Closing Date will be Eligible Receivables as of such Purchase Date.

(b) Sale of Receivables.  The Originator is, as of the time of the transfer to
    -------------------
the Purchaser of each Receivable being sold or contributed to the Purchaser on the Closing Date, and will be, as of the time of the transfer to the Purchaser of each Receivable sold or contributed to the Purchaser on any subsequent Purchase Date, the sole owner of such Receivable, free from any lien, security interest, encumbrance or other right, title or interest of any Person. Each Receivable existing on the Closing Date has been, and in the case of Additional Receivables sold or contributed hereafter, such Additional Receivables will be, on the applicable Purchase Date, conveyed to the Purchaser free and clear of any Lien. There is no effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office filed by or against the Originator or any Subsidiary of the Originator or purporting to be filed on behalf of the Originator or any Subsidiary of the Originator covering any interest of any kind in any Purchased Assets which are being, or which hereafter will be, sold or contributed to the Purchaser, other than those filed to effect the assignment of the Receivables to the Originator on the Closing Date, and the Originator will not execute nor will there be on file in any public office any effective financing statement (or similar statement or instrument of registration under the laws of any jurisdiction) or statements relating to such Purchased Assets, except in each case any financing statements filed in respect of and covering the purchase of the Purchased Assets by the Purchaser pursuant to this Agreement and the security interest created pursuant to the Loan Agreement. All filings and recordings (including pursuant to the UCC) required to perfect the title of the Purchaser in each Purchased Asset sold or contributed hereunder have been accomplished and are in full force and effect and the Originator shall, at its expense, perform all acts and execute all documents necessary or reasonably requested by the Purchaser or the Administrator at any time and from time to time to evidence, perfect, maintain and enforce the title or the security interest of the Purchaser or the Administrator in the Purchased Assets and the priority thereof.

(c) Accuracy of Information.  All information heretofore furnished by, or on
    -----------------------
behalf of, Originator to the Purchaser or the Administrator in connection with any Transaction Document, or any transaction contemplated thereby, is true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).

(d) Location of Office and Records.  The principal place of business and chief
    ------------------------------
executive office of the Originator, and the office where all Documents are kept, is located at 185 South Industrial Boulevard, Calhoun, Georgia 30701.

(e) Trade Names.  Set forth on Schedule II hereto is a complete and accurate
    -----------                -----------
list of the trade names of the Originator and its Subsidiaries for the five-year period preceding the date of this Agreement.

(f) Financial Statements.  The Originator has heretofore furnished to the
    --------------------
Purchaser and the Administrator copies of its consolidated and consolidating balance sheets and statements of income and changes in financial condition as of and for the Fiscal Years ended in December of 1998 and December of 1999, audited by and accompanied by the opinion of Ernst & Young, independent public accountants. Except as disclosed in writing to the Administrator prior to the date of this Agreement, such financial statements present fairly in all material respects the financial condition and results of operations of the Originator and its consolidated subsidiaries as of such dates and for such periods; such balance sheets and the notes thereto disclose all liabilities, direct or contingent, of the Originator and its consolidated subsidiaries as of the dates thereof required to be disclosed by GAAP and such financial statements were prepared in accordance with GAAP applied on a consistent basis. Since April 1, 2000, there has been no material adverse change in the condition (financial or otherwise), operations, properties, assets or prospects of the Originator, except as disclosed in writing to the Administrator on or prior to the date hereof.

(g) No Consent.  No action, consent or approval of, registration or filing with
    ----------
or any other action by any Governmental Authority is or will be required in connection with execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, except such as have been made or obtained and are in full force and effect.

(h) Administrator Can Perform.  Upon the delivery by the Originator to the
    -------------------------
Administrator of the computer tapes, disks, cassettes and related materials (in a generally acceptable readable format)
relating to the administration of the Receivables pursuant to Section 6.2, the
                                                              -----------
Administrator shall have been furnished with all materials and data which are available, or obtainable by the Originator without undue burden, and which are necessary to permit immediate collection of the Receivables by the Administrator, or any party designated by the Administrator, without the participation of the Originator in such collection.

(i) Security Interest of Purchaser.  This Agreement constitutes a valid sale,
    ------------------------------
transfer and assignment to the Purchaser of all right, title and interest in the Purchased Assets. Upon the filing of the financing statements described in
Section 3.1(iv), the Purchaser shall have a first priority perfected ownership
---------------
interest in the Purchased Assets and the Contributed Receivables (except to the extent such first priority perfected security interest was assigned to the Administrator pursuant to the Loan Agreement). Except as otherwise provided in this Agreement, neither the Originator nor any Subsidiary thereof (other than Purchaser) nor any Person claiming through or under the Originator or any Subsidiary thereof (other than Purchaser) has any claim to or interest in the Collection Account or any Lock Box Account.

(j) No Material Adverse Change.  Since April 1, 2000, there has been no material
    --------------------------
adverse change in the collectibility of the Receivables or the Originator's ability to perform its obligations under any Transaction Document.

(k) Solvency.  Both before and after giving effect to the transactions
    --------
contemplated herein, the Originator is Solvent.


                                   ARTICLE V
                               GENERAL COVENANTS

SECTION 5.1.  Affirmative Covenants of the Originator.  So long as the Purchaser
              ---------------------------------------
shall have any interest in any Purchased Asset, the Originator shall, unless the Purchaser otherwise consents in writing:

(a) Financial Statements, Reports, Etc.  Deliver or cause to be delivered to the
    ----------------------------------
Purchaser and the Administrator:

          (i) as soon as available and in any event within 95 days after the end of each Fiscal Year of the Originator, a balance sheet of the Originator as of the end of such year and statements of income and retained earnings and of source and application of funds of the Originator for the period commencing at the end of the previous Fiscal Year and ending with the end of such year, in each case setting forth comparative figures for the previous Fiscal Year, certified without material qualification in a manner satisfactory to the Purchaser and the Administrator by Ernst & Young or other nationally recognized, independent public accountants acceptable to the Administrator (it being understood that delivery of the Originator's Form 10-K for such Fiscal Year filed with the Securities and Exchange Commission will satisfy the foregoing requirement), together with a certificate of such accounting firm stating that in the course of the regular audit of the business of the Originator, which audit was conducted in accordance with GAAP, such accounting firm has obtained no knowledge that a Purchase Termination Event or Incipient Purchase Termination Event has occurred and is continuing, or if, in the opinion of such accounting firm, such a Purchase Termination Event or Incipient Purchase Termination Event has occurred and is continuing, a statement as to the nature thereof;

     (ii) as soon as available and in any event within 50 days after the end of each fiscal quarter, quarterly balance sheets and quarterly statements of source and application of funds and quarterly statements of income and retained earnings of the Originator, certified by the chief financial or executive officer or controller of the Originator (which certification shall state that such balance sheets and statements fairly present the financial condition and results of operations for such fiscal quarter, subject to year-end audit adjustments) (it being understood that delivery of the Originator's Form 10-Q filed with the Securities and Exchange Commission for such fiscal quarter will satisfy the foregoing requirement), delivery of which balance sheets and statements shall be accompanied by a certificate of such chief financial or executive officer or controller to the effect that no Purchase Termination Event or Incipient Purchase Termination Event has occurred and is continuing; and

     (iii) as soon as possible and in any event within one Business Day after any officer of the Originator becomes aware of the occurrence of a Servicer Event of Default, a Purchase Termination Event or Incipient Purchase Termination Event or an event that, with the giving of notice or time elapse, or both, would constitute a Servicer Event of Default, an officer's certificate of the Originator setting forth details of such event and the action that the Servicer or the Originator, as the case may be, proposes to take with respect thereto.

(b) Compliance with Laws, Etc.  Comply, and cause all of the Receivables to
    --------------------------
comply, in all material respects with all applicable laws, rules, regulations and orders applicable to the Originator and the Receivables, including, without limitation, rules and regulations relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy environmental matters, labor, taxation and ERISA, where in any such case failure to so comply could reasonably be expected to have an adverse impact on the Receivables or the amount of Collections thereunder, or on the ability of the Originator to perform its obligations hereunder or under the other Transaction Documents to which it is a party.

(c) Preservation of Corporate Existence.  Preserve and maintain in all
    -----------------------------------
material respects its corporate existence, corporate rights (charter and statutory) and franchises.

(d) Inspection Rights.  Permit the Purchaser, the Administrator or their duly
    -----------------
authorized representatives, attorneys or auditors to inspect the Receivables, the Documents and the related accounts, records and computer systems, software and programs used or maintained by the Originator at such times as the Purchaser or the Administrator may reasonably request. Upon instructions from the Purchaser or the Administrator, the Originator shall release any reasonably requested Document to the Purchaser or the Administrator, as the case may be.

(e) Keeping of Records and Books of Account.  Maintain and implement, or cause
    ---------------------------------------
to be
maintained or implemented, administrative and operating procedures necessary or advisable for the administration of all Receivables, and, until the delivery to the Purchaser or its designee, keep and maintain, or cause to be kept and maintained, all documents, books, records and other information necessary or advisable for the administration of all Receivables.

(f) Performance and Compliance with Receivables. Duly fulfill all obligations on
    -------------------------------------------
its part to be fulfilled under or in connection with the Receivables and the related Contracts, including complying with all requirements of law applicable thereto, and will do nothing to impair the right, title and interest of the Purchaser in the Purchased Assets; provided, however, that an adjustment or
                                   --------  -------
compromise of a Receivable pursuant to Section 2.5 shall not be deemed to be a
                                       -----------
violation of this paragraph.

(g) Location of Records.  Keep the chief executive office of the Originator
    -------------------
located at 185 South Industrial Boulevard, Calhoun, Georgia 30701, and keep originals or duplicates of any Documents that it maintains at, and only at, said offices, and the Originator will not move its chief executive office or permit any Documents and books evidencing the Purchased Receivables that it may maintain to be moved unless (i) the Originator shall have given to the Purchaser and the Administrator not less than 45 days' prior written notice thereof, clearly describing the new location, and (ii) the Originator shall have taken such action, satisfactory to the Purchaser and the Administrator, to maintain the title or ownership of the Purchaser and any security interest of, or any filing in respect of title of, the Purchaser or the Administrator in the Purchased Assets at all times fully perfected and in full force and effect. The Originator may not, in any event, move the location where it conducts any administration of the Receivables from 185 South Industrial Boulevard, Calhoun, Georgia 30701, without the prior written consent of the Administrator.

(h) Collection Policy.  Comply in all material respects with the Collection
    -----------------
Policy.

(i) Insurance.  Keep its insurable properties adequately insured at all times by
    ---------
financially sound and responsible insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies of the same or similar size in the same or similar businesses; maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it or any Subsidiary, as the case may be, in such amounts and with such deductibles as are customary with companies of the same or similar size in the same or similar businesses and in the same geographic area; and maintain such other insurance as may be required by law.

(j) Obligations and Taxes.  Pay and discharge promptly when due all material
    ---------------------
obligations incurred or arising, all sales tax and all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become in default, as well as all material lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that it and each Subsidiary
                                --------  -------
shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and for which the Originator shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP.

(k) Obligations with Respect to Receivables.  Use all reasonable measures to
    ---------- ----------------------------
assist the Purchaser in preventing or minimizing any loss being realized on a Receivable in which the Purchaser owns an interest and take all reasonable steps to assist the Purchaser in recovering the full amount of such loss. The Originator shall, at its own expense, take any such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related goods and merchandise subject thereto.

(l) Furnishing Copies, Etc.  Furnish to the Purchaser and the Administrator (i)
    ----------------------
upon the Purchaser's or the Administrator's request, a certificate of the chief financial or executive officer of the Originator certifying, as of the date thereof, that no Purchase Termination Event has occurred and is continuing and
(ii) promptly following request therefor, such other information, documents, records or reports with respect to the Purchased Assets or the conditions or operations, financial or otherwise, of the Originator, as the Purchaser or the Administrator may from time to time reasonably request.

(m) Obligation to Record and Report.  To the fullest extent permitted by GAAP
    -------------------------------
and by applicable law, record each purchase of Purchased Assets hereunder as a sale on its books and records, reflect each such purchase in its financial statements as a sale and recognize gain or loss, as the case may be, on each such purchase.

(n) Continuing Compliance with the Uniform Commercial Code.  At its expense
    ------------------------------------------------------
perform all acts and execute all documents necessary or reasonably requested by the Purchaser or the Administrator at any time to evidence, perfect, maintain and enforce the title or the security interest of the Purchaser or the Administrator in the Purchased Assets and the priority thereof. The Originator will execute and deliver financing statements relating to or covering the Purchased Assets (reasonably satisfactory in form and substance to the Purchaser) and, where permitted by law, the Originator will authorize the Administrator to file one or more financing statements signed only by the Administrator. The Originator shall cause its computer records, master data processing records and other books and records relating to the Receivables to be marked, with a legend stating that the Receivables have been sold, assigned and transferred to the Purchaser. The Originator shall deliver the Receivable Files related to each Receivable to the Administrator upon request by the Purchaser or the Administrator; provided that while any Document is in custody of the
                   --------
Originator, the Originator will hold the same for the benefit of the Purchaser. The Originator will not execute any effective financing statement (or similar statement or instrument of registration under the laws of any jurisdiction) or statements relating to any Purchased Assets, except any financing statements filed or to be filed in respect of and covering the purchase of the Purchased Assets by the Purchaser pursuant to this Agreement and the security interest created in favor of the Administrator pursuant to the Loan Agreement.

(o) Proceeds of Purchased Receivables.  In the event that the Originator
    ---------------------------------
receives any amounts in respect of Receivables, deposit or otherwise credit, or cause to be deposited or otherwise credited, such amounts in accordance with the procedures set forth in Section 11.2 of the Loan Agreement.

(p) Further Action Evidencing Purchases.  Provide such cooperation, information
    -----------------------------------
and assistance, and prepare and supply the Purchaser, the Servicer and the Administrator with such data regarding the performance by the Obligors of their obligations under the Receivables and the performance by the Originator of its obligations under the Transaction Documents, as may be reasonably requested by the Purchaser, the Servicer and the Administrator from time to time.

(q) Trade Names.  Promptly notify the Purchaser and the Administrator of any new
    -----------
trade names of the Originator (but in any event, not more frequently than once a month).

SECTION 5.2.  Negative Covenants of the Originator. So long as the Purchaser
              ------------------------------------
shall have any interest in any Receivables, the Originator shall not, unless the Purchaser otherwise consents in writing:

(a) Liens.  Sell, assign (by operation of law or otherwise) or otherwise dispose
    -----
of, or create or suffer to exist any Lien upon or with respect to, any Purchased Asset, or assign any right to receive proceeds in respect thereof except as
                                                                  ------
created or imposed by this Agreement or the Loan Agreement.

(b) Change in Business.  Make any material change in the nature of its business
    ------------------
as carried on at the date hereof or engage in or conduct any business or activity that is materially inconsistent with the floor covering and relating businesses.

(c) Extension or Amendment of Purchased Receivables.  Extend, amend or otherwise
    -----------------------------------------------
modify, or attempt or purport to extend, amend or, otherwise modify, the terms of any Receivables other than in accordance with the Collection Policy and the terms of the Loan Agreement.

(d) Change in Payment Instructions to Obligors.  Instruct the Obligors on any
    ------------------------------------------
Receivables to make any payments with respect to such Receivables to any place other than a Lock Box or a Lock Box Account, unless the related Obligor is delinquent in payment, in which case the Servicer may direct such Obligor to make direct payment to the Servicer (and the Servicer shall deposit such payment in the Collection Account pursuant to the Loan Agreement).

(e) Sale of Receivables.  Sell Receivables or transfer any interest in the
    -------------------
Receivables to any Person other than the Purchaser.

(f) Cause a Default.  Take any action which would cause the Purchaser to be in
    ---------------
default under the Loan Agreement, a copy of which has been furnished to Originator, unless such action shall have been approved and the default waived by prior written approval of the Administrator and the Purchaser.

(g) Mergers; Sales of Assets.  Sell all or substantially all of its property and
    ------------------------
assets to, or consolidate with or merge into, any other corporation, if the effect of such sale or merger would cause a "default" or "an event of default" under this Agreement or the Loan Agreement.

(h) No Amendments. (i) Amend, supplement or otherwise modify this Agreement or
    -------------
(ii) otherwise take or fail to take any action under this Agreement that could adversely affect the Purchaser's interests hereunder or the Administrator's interests under the Loan Agreement.

(i) Accounting Changes.  Make any material change (i) in accounting treatment
    ------------------
and reporting practices except as permitted or required by GAAP, (ii) in tax reporting treatment except as permitted or required by law, (iii) in the calculation or presentation of financial and other information contained in any reports delivered hereunder, or (iv) in any financial policy of the Originator if such change could have an adverse effect on the Receivables or the collection thereof.

(j) Maintenance of Separate Existence. (i) Fail to do all things necessary to
    ---------------------------------
maintain its corporate existence separate and apart from the Purchaser including, without limitation, holding regular meetings of its shareholders and Board of Directors (or executing unanimous written consents in lieu thereof) and maintaining appropriate books and records (including current minute books); (ii) except as required by applicable law, suffer any limitation on the authority of its own directors and officers or partners to conduct its business and affairs in accordance with their independent business judgment, or authorize or suffer any Person other than its own officers and directors to act on its behalf with respect to matters (other than matters customarily delegated to others under powers of attorney) for which a corporation's own officers and directors would customarily be responsible; (iii) fail to (A) maintain or cause to be maintained by an agent of the Originator under the Originator's control physical possession of all its books and records, (B) maintain capitalization adequate for the conduct of its business, (C) account for and manage all of its liabilities separately from those of any other Person, including, without limitation, payment by it of all payroll and other administrative expenses and taxes from its own assets, (D) segregate and identify separately all of its assets from those of any other Person, (E) maintain employees, or pay its employees, officers and agents for services performed for the Originator or (F) allocate shared overhead fairly and reasonably; or (iv) commingle its funds with those of the Purchaser or use the Purchaser's funds for other than the uses permitted hereunder.


                                    ARTICLE VI
            ADMINISTRATION AND COLLECTION OF PURCHASED RECEIVABLES

SECTION 6.1.  Collection Procedures.
              ---------------------

(a) On or before the Closing Date, the Originator and the Purchaser shall have established and shall maintain thereafter the system of collecting and processing Collections of Receivables in accordance with Section 11.2 of the Loan Agreement.

(b) Any funds held by the Originator representing Collections of Receivables shall, until deposited in the Collection Account or applied to the Purchase Price of Receivables in accordance with this Agreement, be held in trust by the Originator for and as the Administrator's property.

(c) The Originator hereby irrevocably waives any right to set off against, or otherwise deduct from, any Collections.

(d) The Originator acknowledges that the Originator shall have no right, title or interest in and to the Collection Account and hereby subordinates its rights in each Lock Box Account to the Administrator.

SECTION 6.2.  Purchase Information.
              --------------------

(a) On each Reporting Date, the Originator shall prepare and deliver to the Purchaser and the Administrator a duly completed Purchase Report with respect to Receivables created during the immediately preceding Due Period and with respect to activity in such Receivables.

(b) The Purchaser and the Originator agree that, upon request of the Purchaser, the Originator shall provide the Purchaser with all information required to prepare periodic reports that may be required to be furnished to the Administrator pursuant to the Loan Agreement, as promptly as possible on each Business Day on the basis of the sales and collections figures transmitted the previous day to the Originator's central computer processing center.

(c) Upon discovery of any error in any report furnished to Purchaser or the Administrator, the Administrator, the Purchaser and the Originator shall confer and shall agree upon any necessary adjustments to correct any such errors.
Until correction of such error, all Collections relating to such errors shall be retained in the Collection Account, to the extent such Collections have been deposited in the Collection Account pursuant to the terms hereof. Unless the Administrator has received actual notice of any discrepancy, the Administrator and the Purchaser may rely on such reports for all purposes hereunder.

SECTION 6.3.  Compliance Statements.  The Originator shall deliver, or cause to
              ---------------------
be delivered, to the Purchaser and the Administrator, on or before the date that is 95 days after the end of each Fiscal Year, an officer's certificate signed by the Chief Executive Officer, the President or any Vice President of the Originator, dated as of the last day of the preceding Fiscal Year, stating that
(a) a review of the activities of the Originator during the preceding 12 Fiscal Month period and of its performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, the Originator has fulfilled its obligations under this Agreement throughout such Fiscal Year and has complied in all respects with the Collection Policy, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

SECTION 6.4.  Allocations and Applications of Collections.  Collections shall be
              -------------------------------------------
allocated and distributed by the Administrator in accordance with the provisions of the Loan Agreement and Section 2.7.
                          -----------

SECTION 6.5.  Termination.  The Originator's obligation to sell Receivables
              -----------
under this Agreement shall terminate on the Purchase Termination Date; provided,
                                                                       --------
however, that finance charges, late charges and other fees, charges and similar
-------
items in respect of the Receivables sold or contributed prior to the Purchase Termination Date shall continue to be the property of the

Purchaser after the Purchase Termination Date notwithstanding that such amounts may arise or accrue after the Purchase Termination Date.

SECTION 6.6.  Responsibilities of the Originator.  Notwithstanding anything
              ----------------------------------
herein to the contrary (i) the Originator shall perform all its obligations under the Collection Policy related to the Receivables to the same extent as if such Receivables had not been transferred to the Purchaser hereunder, (ii) the exercise by the Purchaser of any of its rights hereunder shall not relieve the Originator from its obligations with respect to the Receivables and (iii) except as provided by law, the Purchaser shall not have any obligation or liability with respect to any Receivables or the underlying Contracts, nor shall the Purchaser be obligated to perform any of the obligations or duties of the Originator thereunder.


                                  ARTICLE VII
                          PURCHASE TERMINATION EVENTS

SECTION 7.1.  Purchase Termination Events.  If any of the following events
              ---------------------------
(each, a "Purchase Termination Event") shall occur and be continuing:
          --------------------------

(a) any representation or warranty made or deemed made by or on behalf of the Originator under or in connection with this Agreement or any Purchase Report or other information or report delivered by the Originator pursuant hereto shall prove to have been false or incorrect in any material respect when made or deemed made; provided, however, that the falsity or incorrectness of any
             --------  -------
representation made pursuant to Section 4.2(a) with respect to any Receivable
                                --------------
shall not constitute a Purchase Termination Event so long as the Originator has complied with its obligations in respect of such Receivable pursuant to Section
                                                                        -------
2.4;
---

(b) the Originator shall fail to (i) perform or observe any term, covenant or agreement contained in Section 5.1(c), 5.1(d), 5.1(g), 5.1(h), 5.1(i), 5.1(j),
                       --------------  ------  ------  ------  ------  ------
5.1(k), 5.1(l), 5.1(m) or 5.1(n), or (ii) make any payment or deposit to be made
------  ------  ------    ------
by it hereunder within three Business Days after the same became due and payable;

(c) the Originator shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for ten days following the discovery thereof;

(d) the Originator shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the actions set forth above in this subsection (d) or
                                                               --------------
the Originator shall be the subject of an Event of Bankruptcy;

(e) the Originator transfers, sells or otherwise disposes of (whether in one transaction or a series of transactions) all or substantially all of its assets; or

(f) the Loan Agreement shall cease to be in full force and effect, a Significant Event shall have occurred under the Loan Agreement or the Lender's Commitment under the Loan Agreement shall be terminated;

then, and in any such event, the Purchaser may, by notice to the Originator, declare its obligation to purchase Receivables from the Originator to be terminated, whereupon such obligation shall forthwith be terminated; provided,
                                                                     --------
however, that in the case of any event described in subsection (d) above, such
-------                                             --------------
termination shall automatically occur upon the happening of such event. No termination under this Section 7.1 of the Purchaser's obligation to purchase
                       -----------
Receivables shall affect the then-existing obligations of the Originator hereunder (other than the Originator's obligations to sell Receivables to the Purchaser pursuant hereto).

SECTION 7.2.  Remedies.  If a Purchase Termination Event has occurred and is
              --------
continuing:

(a) The Purchaser (and its assignees) shall have all of the rights and remedies provided to a secured creditor or a purchaser of accounts or chattel paper under the UCC by applicable law in respect thereto.

(b) The Purchaser (and its assignees) may at any time (i) notify the respective Obligors of the Purchaser's ownership of the Receivables and may direct that payment of all amounts due or to become due under the Receivables be made directly to the Purchaser or its designee or (ii) give notice, or require that the Originator, at the Originator's expense, give notice of such ownership to each such Obligor and direct that all payments be made directly to the Purchaser or its designee.

(c) The Purchaser (and its assignees) may elect to (i) sue for collection on any Receivables or (ii) sell any Receivables to any Person for a price that is acceptable to the Purchaser (or its assignees). In connection with any such sale, the Purchaser or its assignees shall have the right to assign its rights under this Agreement to a third party. Any such Receivable shall cease to be a Receivable for all purposes under this Agreement as of the effective date of such sale.

(d) The Originator shall, upon the Purchaser's (or its assignee's) request and at the Originator's expense (i) assemble all of the Originator's documents, instruments and other records (including, without limitation, credit files and computer tapes or disks) that (A) evidence or will evidence or record Receivables sold or contributed by the Originator, (B) evidence the underlying Contracts relating to such Receivables and (C) are otherwise necessary or desirable to effect Collections of such Receivables and (ii) deliver such documents to the Purchaser or its designee at a place designated by the Purchaser or, at the Purchaser's option, provide the Purchaser or its designee with access thereto.

(e) The Originator hereby irrevocably authorizes the Purchaser or its designee or assignees to take any and all steps in the Originator's name and on the Originator's behalf necessary or desirable, in the reasonable opinion of the Purchaser, designee or assignee, to collect all amounts due under the Receivables and the other Purchased Assets, including, without limitation, endorsing the Originator's name on checks and other instruments representing Collections, enforcing the Receivables and the other Purchased Assets and exercising all rights and remedies in respect thereof.

(f) The Originator will (i) deliver to the Purchaser, its designees or assignees all computer programs, material and data necessary to the immediate collection of the Receivables by the Purchaser, or a party designated by the Purchaser, with or without the participation of the Originator and (ii) make such arrangements with respect to the collection of the Receivables as may be reasonably required by the Administrator.

                                  ARTICLE VIII
                                INDEMNIFICATION

SECTION 8.1.  Indemnities by the Originator.  Without limiting any other rights
              -----------------------------
that the Purchaser may have hereunder or under applicable law, the Originator hereby agrees to indemnify the Purchaser (and its assignees) and each Indemnified Party, on an after-tax basis, from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all the foregoing being collectively referred to as "Indemnified Amounts") arising out of or
                                   -------------------
resulting from this Agreement or in respect of any Receivable, any related Contract or any other Purchased Asset, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of the Purchaser or such Indemnified Party, as the case may be. Without limiting or being limited by the foregoing, the Originator shall pay on demand to the Purchaser or any Indemnified Party any and all amounts necessary to indemnify such Person from and against any and all Indemnified Amounts relating to or resulting from:

(a) reliance on any representation or warranty or statement made or deemed made by the Originator (or any of their respective officers) under or in connection with this Agreement or in any certificate, report or document delivered pursuant hereto that, in any such case, shall have been false or incorrect when made or deemed made;

(b) the failure by the Originator to comply with any applicable law, rule or regulation with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

(c) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the Uniform Commercial Code of any applicable jurisdiction or other applicable laws with respect to the Purchaser's interest in any Purchased Asset;

(d) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to any such Receivable or the furnishing or failure to furnish such merchandise or services;

(e) any failure of the Originator to perform its duties or obligations under this Agreement or the applicable Contract;

(f) any products liability or warranty claim arising out of or in connection with merchandise, insurance or services that are the subject of any Receivable;

(g) the commingling of Collections of Receivables at any time with other funds of the Originator, regardless or whether such commingling shall be permitted by the Transaction Documents;

(h) any investigation, litigation or proceeding related to this Agreement or in respect of any Receivable or any Contract;

(i) the payment by the Purchaser of any taxes owed by the Originator, including, but not limited to, federal, state or local income taxes, excise taxes or business taxes; or

(j) the failure to vest, and maintain vested, in the Purchaser a valid and enforceable (A) ownership interest or (B) a first priority perfected security interest in the items described in Section 2.1(a) (except to the extent such
                                   -----------
first priority perfected security interest was assigned to the Administrator pursuant to the Loan Agreement).

Notwithstanding the foregoing, the Originator shall not under any circumstances indemnify the Purchaser (or its assignees) for any Indemnified Amounts that result solely from a default by an Obligor with respect to a Receivable other than as described in clause (d) above or resulting from the circumstances
                     ----------
described in clause (b) or (e) above.
             ----------    ---

                                  ARTICLE IX
                              THE ORIGINATOR NOTE

SECTION 9.1.  Originator Note.
              ---------------

(a) On the Closing Date, the Purchaser shall issue to the Originator a revolving subordinated note in the form attached hereto as Exhibit B (the "Originator
                                                 ---------       ----------
Note"). The principal amount of the Originator Note outstanding from time to
----
time shall be determined in accordance with Sections 2.3, 2.4 and 2.5. It is
                                            -------- ---  ---     ---
understood and agreed that no cash shall be paid to the Originator in respect of the Originator Note as a result of the principal amount of the Originator Note decreasing pursuant to the calculations in Sections 2.4 and 2.5. Anything to the
                                           -------- ---     ---
contrary notwithstanding, the Purchaser shall have the right (but not the obligation) to offset or adjust the Originator Note by any amounts owed by the Originator to the Purchaser under this Agreement.

(b) Until the Obligations have been indefeasibly paid in full in cash, no payments (whether for principal or interest) may be made, directly or indirectly, by the Purchaser on the Originator Note except from amounts released from the Collection Account pursuant to the Loan Agreement. The Originator agrees not to ask, demand, sue for or take or receive from the Purchaser in cash or other property by set-off (including, without limitation, from or by way of collateral), payment of all or any part of the Originator Note, except as permitted by the Loan Agreement. The Originator agrees that upon any distribution of all or any of the assets of the Purchaser to creditors of the Purchaser upon the dissolution, winding up, total or partial liquidation, arrangement, reorganization, adjustment, protection, relief, or composition of the Purchaser or its debts, any payment or distribution of any kind in respect of the Originator Note that otherwise would be payable or deliverable upon or with respect to the Originator Note, directly or indirectly, by set-off or in any other manner, including, without limitation, from or by way of collateral, shall be paid or delivered directly to the Administrator for application (in the case of cash) to or as collateral (in the case of non-cash property or securities) for the payment or prepayment in full of, the Obligations until the Obligations shall have been indefeasibly paid in full in cash. All payments or distributions upon or with respect to the Originator Note that are received by the Originator contrary to the provisions of the Loan Agreement or the Originator Note shall be received in trust for the benefit of the Secured Parties, shall be segregated from other funds and property held by the Originator and shall be forthwith paid over to the Administrator in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for the payment or prepayment in full of, the Obligations until the Obligations shall have been indefeasibly paid in full in cash. The Originator agrees that no payment or distribution to the Secured Parties pursuant to the provisions of the Originator Note shall entitle the Originator to exercise any rights or subrogation in respect thereof until the Obligations shall have been indefeasibly paid in full in cash. The Originator and the Purchaser each hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and the Originator Note and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against the Purchaser or any other Person or any Collateral.

(c) The Originator agrees and confirms that the Originator Note represents solely the right to receive certain amounts from funds available to the Purchaser under the Loan Agreement and that the Originator Note does not represent a security interest in the Receivables or their proceeds. No payments may be received, directly or indirectly, by the Originator (and if received, the Originator agrees to return such payments to the Purchaser) on the Originator Note unless all amounts required pursuant to the Loan Agreement to be paid have been paid.

(d) The Originator agrees and confirms that the Administrator shall not have any duty whatsoever to the Originator as holder of the Originator Note and that the Administrator shall not be liable to the Originator for any action taken or omitted to be taken with respect to the Originator Note.

SECTION 9.2.  Restrictions on Transfer of Originator Note.  Neither the
              -------------------------------------------
Originator Note, nor any right of the Originator to receive payments thereunder, shall be assigned, transferred, exchanged, pledged, hypothecated, participated or otherwise conveyed.


                                   ARTICLE X
                                 MISCELLANEOUS

SECTION 10.1  Amendments, Etc.  No amendment, modification or waiver of any
              ---------------
provision of this Agreement, or consent to any departure by the Originator therefrom, shall in any event be effective unless the same shall be in writing and signed by the Purchaser and the Administrator and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The Administrator shall give the Rating Agencies prompt notice of any such amendment.

SECTION 10.2.  Notices, Etc. All notices and other communications provided for
               ------------
hereunder shall be in writing (including telegraphic, facsimile or cable communication) and mailed, telegraphed, transmitted, cabled or delivered, at its address set forth on Schedule 10.2; or, as to each party, at such other address
                     -------------
as shall be designated by such party in a written notice to the other parties. All such notices and communications shall when mailed or telecopied be effective when deposited in the mails, or transmitted by telecopier, respectively, except that notices to the Purchaser pursuant to Article II shall not be effective
                                          ----------
until received by the Purchaser.

SECTION 10.3.  No Waiver; Remedies. No failure on the part of the Purchaser to
               -------------------
exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 10.4.  Binding Effect; Governing Law. This Agreement shall be
               -----------------------------
binding upon and inure to the benefit of the Originator and the Purchaser and their respective successors and assigns, except that the Originator shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Purchaser and the Administrator. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Purchase Termination Date, until the Purchaser shall not have any interest in any Purchased Asset and all obligations of the Originator hereunder shall have been paid in full; provided, however, that the
                                        --------  -------
indemnification provisions of Article VIII shall be continuing and shall survive
                              ------------
any termination of this Agreement. This Agreement and the Originator Note shall be governed by, and construed in accordance with, the laws of the State of Tennessee.

SECTION 10.5.  Costs, Expenses and Taxes. In addition to the rights of
               -------------------------
indemnification granted to the Purchaser under Article VIII, the Originator
                                               ------------
agrees to pay on demand all costs and expenses of the Purchaser and the Administrator in connection with the preparation, execution and delivery of this Agreement, the Loan Agreement and the other agreements and documents to be delivered hereunder and thereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Purchaser and the Administrator with respect thereto and with respect to advising the Purchaser and the Administrator as to their rights and remedies under this Agreement, and all costs and expenses (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the documents to be delivered hereunder. In addition, the Originator agrees to pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents to be delivered hereunder, and agrees to hold the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes and fees.

SECTION 10.6.  No Bankruptcy Petition. The Originator covenants and agrees
               ----------------------
that prior to the date which is one year and one day after the payment in full of all Senior Indebtedness (as defined in the Originator Note) it will not institute against, or join any other Person in instituting against, the Purchaser or the Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. This Section 10.6 shall survive the termination of
                                ------------
this Agreement.

SECTION 10.7.  Acknowledgment of Assignments. The Originator hereby
               -----------------------------
acknowledges and consents to the assignment by the Purchaser of the Purchased Assets and the rights of the Purchaser under this Agreement to the Administrator pursuant to the Loan Agreement. The Originator further acknowledges that, in accordance with the terms of the Loan Agreement, the Administrator may, under certain circumstances, exercise some or all of the rights of the Purchaser hereunder.

SECTION 10.8.  Waiver of Setoff. Except as expressly set forth in this
               ----------------
Agreement, all payments hereunder by the Originator to the Purchaser or by the Purchaser to the Originator shall be made without setoff, counterclaim or other defense and each of the Purchaser and the Originator hereby waives any and all of its rights to assert any right of setoff, counterclaim or other defense to the making of a payment due hereunder to the Originator or the Purchaser, as the case may be; provided, however; that, notwithstanding the foregoing, the
             --------  -------
Purchaser hereby reserves any and all of its rights to assert any such right of setoff, counterclaim or other defense against the Originator with respect to the Purchase Price of Receivables purchased from the Originator.

SECTION 10.9.  Severability. Wherever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

SECTION 10.10. Counterparts. This Agreement and any amendment or supplement
               ------------
hereto or any waiver granted in connection herewith may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

SECTION 10.11. Grant of License to Use Trademarks. For the sole purpose of
               ----------------------------------
enabling the Purchaser (or its assignees) to perform the functions of servicing and collecting the Receivables upon a Purchase Termination Event, the Originator hereby grants to the Purchaser (or its assignees) an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Originator) to use, license, or sublicense any copyright, trade name, trademark or similar rights or properties now owned or hereafter acquired by the Originator, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof. The aforementioned servicing and collecting functions shall be performed in accordance with customary business practices and in a manner which will not materially adversely affect any of such licenses or licensed items.

SECTION 10.12. Jurisdiction; Consent to Service of Process.
               -------------------------------------------

(a) The Originator and the Purchaser hereby submit to the nonexclusive jurisdiction of any United States District Court for the Southern District of New York and of any New York state court sitting in New York, New York for purposes of all legal proceedings arising out of, or relating to, the Transaction Documents or the transactions contemplated thereby. The Originator and the Purchaser hereby irrevocably waive, to the fullest extent possible, any objection it may now or hereafter have to the venue of any such proceeding and any claim that any such proceeding has been brought in an inconvenient forum. Nothing in this Section 10.12 shall affect the right of the Administrator or
                -------------
Lender to bring any action or proceeding against the Originator and the Purchaser or its property in the courts of other jurisdictions.

(b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, ANY TRANSACTION DOCUMENT OR ANY MATTER ARISING THEREUNDER.

SECTION 10.13. Third Party Beneficiaries. Each of the Secured Parties shall
               -------------------------
be third-party beneficiaries of this Agreement.

SECTION 10.14. Confirmation of Intent. It is the express intent of the
               ----------------------
parties hereto that the sale and contribution to the Purchaser pursuant to
Section 2.1 hereof of all of the Originator's right, title and interest, in, to
-----------
and under all Purchased Assets and the Contributed Receivables shall be treated under applicable state law and Federal bankruptcy law as a sale or contribution, as the case may be, by the Originator to the Purchaser. However, if it is determined contrary to the express intent of the parties that the transfer is not a sale or contribution, as the case may be, and that all or any portion of the assets described in Section 2.1 continue to be property of the Originator,
                        -----------
then the Originator hereby grants to the Purchaser a security interest in all of the Originator's right, title and interest in, to and under all such assets and this Agreement shall constitute a security agreement under applicable law. The Originator, the Purchaser and the Administrator shall, to the extent consistent with the Loan Agreement and this Agreement, take such action as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets described in Section 2.1, such interest would be deemed to be a
                        -----------
perfected security interest of first priority under applicable law and will be maintained as such throughout the terms of this Agreement and the Loan Agreement.

SECTION 10.15. Confidentiality of Agreement. Unless otherwise consented to
               ----------------------------
by the Administrator, the Originator hereby agrees that it will not disclose the contents of any Transaction Document, or any other confidential or proprietary information furnished by the Administrator, the Lender or the Purchaser, to any Person other than its Affiliates (which Affiliates shall have executed an agreement satisfactory in form and in substance to the Administrator to be bound by the provisions of this Section 10.15), auditors and attorneys or as required
                          -------------
by applicable law.

SECTION 10.16. Section and Paragraph Headings. Section and paragraph headings
               ------------------------------
used in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                             DIXIE FUNDING II, INC.,
                                             as Purchaser



                                             By: /s/ Gary A. Harmon
                                                 ------------------------------
                                                Name:  Gary A. Harmon
                                                Title: President


                                             THE DIXIE GROUP, INC.,
                                             as Originator



                                             By: /s/ Gary A. Harmon
                                                 ------------------------------
                                                Name:  Gary A. Harmon
                                                Title: Vice President and
                                                       Chief Financial Officer

EXHIBIT A
---------

                                ORIGINATOR NOTE
                                ---------------



New York, New York
June 23, 2000

FOR VALUE RECEIVED, DIXIE FUNDING II, INC., a Tennessee corporation ("SPE")
                                                                      ---
promises to pay to The Dixie Group, Inc. ("Dixie") at the office of Dixie, the
                                           -----
principal sum equal to the aggregate amount due and owing to Dixie pursuant to
Section 2.3 of the Receivables Purchase Agreement as adjusted from time to time pursuant to Sections 2.4 and 2.5 of the Receivables Purchase Agreement (as the same may be increased or decreased from time to time), on the date which is twelve months following the Purchase Termination Date under the Receivables Purchase Agreement.

Section 1.01.  Receivables Purchase Agreement. This Note is an "Originator Note"
               ------------------------------
described in, and is subject to the terms and conditions set forth in, the Receivables Purchase Agreement, dated as of June 23, 2000 (as amended, supplemented, or otherwise modified from time to time, the "Receivables
                                                            -----------
Purchase Agreement"), between SPE, as the Purchaser, and Dixie, as Originator.
------------------
Reference is hereby made to the Receivables Purchase Agreement for a statement of certain other rights and obligations of SPE and Dixie. In the case of any conflict between the terms of this Note and the terms of the Receivables Purchase Agreement, the terms of the Receivables Purchase Agreement shall control.

Section 1.02.  Definitions.  Capitalized terms used (but not defined) herein
               -----------
have the meanings ascribed thereto in the Receivables Purchase Agreement or in the Loan Agreement (as defined in the Receivables Purchase Agreement). In addition, as used herein, the following terms have the following meanings:

          "Final Maturity Date" means the date that falls one year and one day
           -------------------
     after the later of (x) the Purchase Termination Date and (y) the date on which the principal amount of the Loans shall have been reduced to zero and all other amounts payable by SPE to Lender, the Administrator, the Affected Parties and Indemnified Parties under the Transaction Documents shall have been paid in full.

          "Junior Liabilities" means all obligations of SPE to Dixie under this
           ------------------
     Note.

          "Senior Agent" means the Administrator.
           ------------

          "Senior Indebtedness" means all (a) obligations of SPE under the Loan
           -------------------
     Agreement dated as of June 23, 2000 (as in effect from time to time, the "Loan Agreement") among SPE, Dixie, Three Pillars Funding Corporation (the
      --------------
     "Lender") and SunTrust Equitable Securities Corporation, as administrator
      ------
     (the "Administrator") and any renewal, extension, restatement or refunding
           -------------
     thereof and (b) all obligations of SPE to the Senior Interest Holders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due on or before the Final Maturity Date.

          "Senior Interest Holders" means, collectively, the Senior Agent and
           -----------------------
     the Indemnified Parties.

          "Subordination Provisions" means, collectively, clauses (a) through
           ------------------------                       -----------
     (k) of Section 1.07 hereof.
     ---    ------------

          Section 1.03. Interest. Subject to the Subordination Provisions, SPE
                        --------
promises to pay interest on the aggregate unpaid principal amount of this Note outstanding on each day at a variable rate per annum equal to the sum of the
                                           --- -----
LIBOR Rate for the applicable Due Period, plus 0.50%.

          Section 1.04. Interest Payment Dates. Subject to the Subordination
                        ----------------------
Provisions, SPE shall pay accrued interest on this Note on each Distribution Date and on the Final Maturity Date (or, if any such day is not a Business Day, the next succeeding Business Day). SPE also shall pay accrued interest on the principal amount of each prepayment hereof on the date of each such prepayment.

          Section 1.05. Basis of Computation. Interest accrued hereunder shall
                        --------------------
be computed for the actual number of days elapsed on the basis of a 360-day year.

          Section 1.06. Principal Payment Dates. Subject to the Subordination
                        -----------------------
Provisions, any unpaid principal of this Note shall be paid on the Final Maturity Date (or, if such date is not a Business Day, the next succeeding Business Day). Subject to the Subordination Provisions, the principal amount of and accrued interest on this Note may be prepaid on any Business Day without premium or penalty.

          Section 1.07. Subordination Provisions. SPE covenants and agrees, and
                        ------------------------
Dixie, by its acceptance of this Note, likewise covenants and agrees, that the payment of all Junior Liabilities is hereby expressly subordinated in right of payment to the payment and performance of the Senior Indebtedness to the extent and in the manner set forth in the following clauses of this Section 1.07. To
                                                             ------------
the extent this Section 1.07 conflicts with the terms of the Loan Agreement, the
                ------------
terms of the Loan Agreement shall control.

          (a) No payment or other distribution of SPE's assets of any kind or character, whether in cash, securities, or other rights or property, shall be made on account of this Note except to the extent such payment or other distribution is (i) permitted under the Loan Agreement and (ii) made pursuant to
Section 1.04 or 1.06 of this Note;
------------    ----

          (b) If an Event of Bankruptcy has occurred with respect to SPE or the Purchase Termination Date has occurred, then the Senior Indebtedness shall first be paid and performed in full and in cash before Dixie shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities. In order to implement the foregoing: (x) all payments and distributions of any kind or character in respect of the Junior Liabilities to which Dixie would be entitled except for this subsection 1.07 shall be made
                                              ---------------
directly to the Senior Agent (for the benefit of the Senior Interest Holders); and (y) Dixie hereby irrevocably agrees that the Senior Agent, in the name of Dixie or otherwise, may demand, sue for, collect, receive and receipt for any and all such payments or distributions, and file, prove and vote or consent in any such proceeding with respect to any and all claims of Dixie relating to the Junior Liabilities, in each case until the Senior Indebtedness shall have been paid and performed in full and in cash.

          (c) In the event that Dixie receives any payment or other distribution of any kind or character from SPE or from any other source whatsoever, in respect of the Junior Liabilities, other than as expressly permitted by the terms of this Note, such payment or other distribution shall be received in trust for the Senior Interest Holders and shall be turned over by Dixie to the Senior Agent (for the benefit of the Senior Interest Holders) forthwith. All payments and distributions received by the Senior Agent in respect of this Note, to the extent received in or converted into cash, may be applied by the Senior Agent (for the benefit of the Senior Interest Holders) first to the payment of any and all reasonable expenses (including, without limitation, reasonable attorneys' fees and other legal expenses) paid or incurred by the Senior Agent or the Senior Interest Holders in enforcing these Subordination Provisions, or in endeavoring to collect or realize upon the Junior Liabilities, and any balance thereof shall, solely as between Dixie and the Senior Interest Holders, be applied by the Senior Agent toward the payment of the Senior Indebtedness in a manner determined by the Senior Agent to be in accordance with the Loan Agreement; but as between the Purchaser and its creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Indebtedness.

          (d) Upon the final payment in full and in cash of all Senior Indebtedness, Dixie shall be subrogated to the rights of the Senior Interest Holders to receive payments or distributions from SPE that are applicable to the Senior Indebtedness until the Junior Liabilities are paid in full.

          (e) These Subordination Provisions are intended solely for the purpose of defining the relative rights of Dixie, on the one hand, and the Senior Interest Holders, on the other hand. Nothing contained in the Subordination Provisions or elsewhere in this Note is intended to or shall impair, as between SPE, its creditors (other than the Senior Interest Holders) and Dixie, SPE's obligation, which is unconditional and absolute, to pay the Junior Liabilities as and when the same shall become due and payable in accordance with the terms hereof and of the Receivables Purchase Agreement or to affect the relative rights of Dixie and creditors of SPE (other than the Senior Interest Holders).

          (f) Dixie shall not, until the Senior Indebtedness have been finally paid and performed in full and in cash, (i) cancel, waive, forgive, transfer or assign, or commence legal proceedings to enforce or collect, or subordinate to any obligation of SPE, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, other than the Senior Indebtedness, the Junior Liabilities, or any rights in respect thereof or (ii) convert the Junior Liabilities into an equity interest in the Purchaser, unless, in the case of each of clauses (i) and (ii)
                                                           -----------     ----
above, Dixie shall have received the prior written consent of the Senior Agent in each case.

          (g) Dixie shall not, without the advance written consent of the Senior Agent, commence, or join with any other Person in commencing, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law, with respect to SPE until at least one year and one day shall have passed since the Senior Indebtedness shall have been finally paid and performed in full and in cash.

          (h) If, at any time, any payment (in whole or in part) made with respect to any Senior Indebtedness is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with any Event of Bankruptcy or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made.

          (i) Each of the Senior Interest Holders may, from time to time, to the extent consistent with the Transaction Documents, at its sole discretion, without notice to Dixie, and without waiving any of its rights under these Subordination Provisions, take any or all of the following actions: (i) retain or obtain an interest in any property to secure any of the Senior Indebtedness;
(ii) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Indebtedness; (iii) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Indebtedness, or release or compromise any obligation of any nature with respect to any of the Senior Indebtedness; (iv) amend, supplement, or otherwise modify any Transaction Document; and (v) release its security interest in, or surrender, release or permit any substitution or exchange for all or any part of any rights or property securing any of the Senior Indebtedness, or extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such rights or property.

          (j) Dixie hereby waives: (i) notice of acceptance of these Subordination Provisions by any of the Senior Interest Holders; (ii) notice of the existence, creation, non-payment or non-performance of all or any of the Senior Indebtedness; and (iii) all diligence in enforcement, collection or protection of, or realization upon the Senior Indebtedness, or any thereof, or any security therefor.

          (k) These Subordination Provisions constitute a continuing offer from SPE to all Persons who become the holders of, or who continue to hold, Senior Indebtedness; and these Subordination Provisions are made for the benefit of the Senior Interest Holders, and the Senior Agent may proceed to enforce such provisions on behalf of each of such Persons.

          Section 1.08. Amendments, Etc. No failure or delay on the part of
                        ---------------
Dixie in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Note shall in any event be effective unless
(a) the same shall be in writing and signed and delivered by SPE and Dixie, and
(b) all consents required for such actions under the Transaction Documents shall have been received by the appropriate Persons.

          Section 1.09. Limitation on Interest. Notwithstanding anything in this
                        ----------------------
Note to the contrary, SPE shall never be required to pay unearned interest on any amount outstanding hereunder, and shall never be required to pay interest on the principal amount outstanding hereunder, at a rate in excess of the maximum interest rate that may be contracted for, charged or received without violating applicable federal or state law.

          Section 1.10. No Negotiation. This Note is not negotiable.
                        --------------

          Section 1.11. Governing Law. THIS NOTE SHALL GOVERNED BY, AND
                        -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TENNESSEE.

          Section 1.12. Captions. Paragraph captions used in this Note are
                        --------
provided solely for convenience of reference only and shall not affect the meaning or interpretation of any provision of this Note.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer thereunto duly authorized on the date first above written.



                            DIXIE FUNDING II, INC.



                            By: /s/ Gary A. Harmon
                                --------------------
                            Name:  Gary A. Harmon
                            Title: President

                                                                      SCHEDULE I
                                                                      ----------


                      OFFICES WHERE BOOKS, RECORDS, ETC.
                        EVIDENCING RECEIVABLES ARE KEPT

                                                                     SCHEDULE II
                                                                     -----------


                              LIST OF TRADE NAMES

                                                                    SCHEDULE III
                                                                    ------------

                       AUTHORIZED OFFICERS OF ORIGINATOR